CONSENT NO. 1 UNDER FINANCING AGREEMENTS



                                   November 27, 1996



Emerson Radio Corp.
Majexco Imports, Inc.
9 Entin Road
Parsippany, New Jersey 07054


Gentlemen:

     Congress Financial Corporation ("Lender"), Emerson Radio Corp. ("Emerson") and Majexco Imports, Inc. ("Majexco; together with Emerson, individually and collectively, the "Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 31, 1994, currently between Lender and Borrower, as amended by Amendment No. 1 to Financing Agreements, dated August 24, 1995, Amendment No. 2 to Financing Agreements, dated February 13, 1996, Amendment No. 3 to Financing Agreements, dated August 20, 1996 and Amendment No. 4 to Financing Agreements, dated November 14, 1996 (the "Loan Agreement"), together with various other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Loan Agreement.

     Reference is made to the Securities Purchase Agreement, dated as of the date hereof, between Sport Supply Group, Inc. ("SSG") and Emerson (the "Securities Purchase Agreement"), together with the documents, agreements and instruments to be entered into in connection therewith, including, without limitation: (a) the Warrant Agreement by SSG in favor of Emerson or registered assigns (the "Warrant Agreement") and (b) the Registration Rights Agreement by and among SSG, Emerson and Emerson Radio (Hong Kong) Limited (the "Registration Rights Agreement"; and together with the Securities Purchase Agreement and the Warrant Agreement, collectively, the "Purchase Agreements"), providing for, inter alia, the sale by SSG to Emerson of certain capital stock and warrants of SSG (the "Stock and Warrants").

     In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

     1. CONSENT. Subject to the terms and conditions set forth herein, Lender hereby consents to the purchase by Emerson of the Stock and Warrants pursuant to the Securities Purchase Agreement (as in effect on the date hereof), but not any exercise of Emerson's rights under the Warrant Agreement or the subsequent purchase of capital stock of SSG pursuant to the Warrant Agreement; PROVIDED, THAT:

          (a) the closing of the purchase of the Stock and Warrants contemplated by the Securities Purchase Agreement shall occur by no later than December 16, 1996;

          (b) no indebtedness has been incurred by Borrower in connection with the funds used for the purchase of the Stock and Warrants, except for Revolving Loans borrowed within all applicable lending formulas and subject to all applicable sublimits under the Loan Agreement;

          (c) immediately prior to the purchase of the Stock and Warrants, and the payment of any portion of the purchase price therefor, Borrower's Excess Availability, determined after the issuance of the SSG Purchase L/C (as defined below), and while the same is outstanding and after taking into account the $3,000,000 of Availability Reserves or cash collateral established by Lender in connection with the SSG Purchase L/C, shall be at least $13,000,000;

          (d) after giving effect to the purchase of the Stock and Warrants, and the payment in full of the purchase price thereof, Excess Availability shall be at least $4,000,000; and

          (e) the proceeds of Revolving Loans borrowed in connection with the Securities Purchase Agreement shall not be used in any manner, directly or indirectly, that would violate the provisions of Regulations G or X of the Board of Governors of the Federal Reserve System ("Regulations G or X").

     2. LETTER OF CREDIT. By separate application, Emerson has requested the issuance of a Letter of Credit Accommodation in the form of an irrevocable standby letter of credit (the "SSG Purchase L/C") in the face amount of $3,000,000 in favor of SSG to be used by Emerson as a deposit against the purchase price of the Stock and Warrants or as payment of a termination fee under Sections 2.3 and 11.2 of the Securities Purchase Agreement. Borrower hereby represents, warrants and covenants that the SSG Purchase L/C will be drawn upon on the date of the closing of the acquisition of the Stock and Warrants pursuant to the Securities Purchase Agreement and the amounts drawn applied to the purchase price for the Stock and Warrants. Lender agrees to submit an application signed by Borrower and co-signed by Lender to CoreStates Bank N.A. as issuer, requesting the issuance of the SSG Purchase L/C.

     3. CONDITIONS PRECEDENT. The effectiveness of the consent by Lender contained herein shall be subject to the receipt by Lender of each of the following, in form and substance as satisfactory to Lender:

          (a) an original of this Consent, duly authorized, executed and delivered by the parties hereto; and

          (b) a true, correct and complete copy of the Securities Purchase Agreement, with all exhibits and schedules thereto, duly authorized, executed and delivered by the parties hereto.

     4. ADDITIONAL COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower pursuant to the Loan Agreement and other Financing Agreements, Borrower hereby covenants with and to Lender that, prior to or contemporaneously with the closing of the transactions contemplated by the Purchase Agreements, Emerson shall deliver, or cause to be delivered, to Lender each of the following, in form and substance satisfactory to Lender:

          (a) a true, correct and complete copy of the Warrant Agreement, duly authorized, executed and delivered by SSG;

          (b) a true, correct and complete copy of the Registration Rights Agreement, duly authorized, executed and delivered by the parties thereto;

          (c) an original Pledge and Security Agreement pursuant to which Emerson shall pledge to Lender, as additional Collateral for payment and performance of the Obligations of Emerson, the Stock and Warrants together with all proceeds thereof and all dividends and other income and distributions thereon or with respect thereto and all rights of Emerson to have the Stock (and any capital stock of SSG acquired through the exercise of the Warrants (as may hereafter be permitted by Lender) registered under the Registration Rights Agreement, together with associated original stock power(s) (executed undated and in blank), original stock certificate(s), original warrant Assignment Form(s) (executed undated and in blank) and original warrant(s), each duly authorized, executed and delivered by the parties thereto;

          (d) an original of a Statement of Purpose for an Extension of Credit Secured by Margin Stock by a Person Subject to Registration under Regulation G (Federal Reserve Form G-3), duly authorized, executed and delivered by Borrower; and

          (e) an original of an opinion letter of counsel to Emerson addressed to Lender, in form and substance satisfactory to Lender, with respect to the transactions contemplated by this Consent, including, without limitation, an opinion:

               (i) with respect to the corporate power, due authorization, execution and delivery by Emerson of the Purchase
Agreements, the Consent and the agreements and instruments executed and delivered by Emerson hereunder;

               (ii) that the execution, delivery and performance of the Purchase Agreements and the transactions contemplated by this Consent do not violate the terms of any existing agreements to which Borrower is a party; and

               (iii) that the proceeds of the Revolving Loans, to the extent used to purchase the Stock and Warrants, have not been used in any manner, directly or indirectly, which violates the provisions of Regulations G or X, assuming the accuracy of the factual statements contained in the Federal Reserve Form G-3 delivered hereunder.

     5.   MISCELLANEOUS.

          (a) EFFECT OF THE CONSENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied.

          (b) GOVERNING LAW. This Consent and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

          (c) BINDING EFFECT. This Consent shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          (d) COUNTERPARTS. This Consent may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Consent it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.



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     By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.

                                   Very truly yours,

                                   CONGRESS FINANCIAL CORPORATION


                                   By: /S/ KENNETH G. DONAHUE

                                   Title: ASSISTANT VICE PRESIDENT

AGREED AND ACCEPTED:

EMERSON RADIO CORP.

By: /S/ JOHN P. WALKER

Title: EXECUTIVE VICE PRESIDENT & CFO

MAJEXCO IMPORTS, INC.

By: /S/ JOHN P. WALKER

Title: SVP FINANCE AND TREASURER


CONSENTED TO AND AGREED:

H.H. SCOTT, INC.
EMERSON COMPUTER CORP.

By: /S/ JOHN P. WALKER

Title: SVP FINANCE AND TREASURER

EMERSON RADIO CANADA LTD.

By: /S/ JOHN P. WALKER

Title: SVP FINANCE AND TREASURER

EMERSON RADIO & TECHNOLOGIES N.V.

By: /S/ JOHN P. WALKER

Title: SVP FINANCE AND TREASURER